UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 8, 2017

PBF ENERGY INC.

PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by PBF Energy Inc. (“PBF Energy”) and PBF Holding Company LLC (“PBF Holding” and together with its indirect parent, PBF Energy, the “Company”) on September 8, 2017 (the “Original Filing”), PBF Holding, together with each of its wholly-owned subsidiaries, Paulsboro Refining Company LLC and Delaware City Refining Company LLC, entered into amendments to the inventory intermediation agreements (the “Intermediation Agreement Amendments”) with J. Aron & Company, a subsidiary of the Goldman Sachs Group, Inc., pursuant to which certain terms of the existing inventory intermediation agreements were further amended.

This amendment to the Original Filing is being filed by the Company solely to file the Intermediation Agreement Amendments. Nothing in the Original Filing is being amended other than the filing of the Intermediation Agreement Amendments as described above. This Amendment should be read in conjunction with the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1(*)	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Paulsboro Refining Company LLC

10.2	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Delaware City Refining Company LLC

(*)	Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2017

PBF Energy Inc.
(Registrant)

	By:	/s/ Trecia Canty
	Name:	Trecia Canty
	Title:	Senior Vice President, General Counsel

Dated: September 18, 2017

PBF Holding Company LLC
(Registrant)

	By:	/s/ Trecia Canty
	Name:	Trecia Canty
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1(*)	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Paulsboro Refining Company LLC

10.2	Amendment to the Inventory Intermediation Agreement dated as of September 8, 2017, among J. Aron & Company, PBF Holding Company LLC and Delaware City Refining Company LLC

(*) Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the SEC.